UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, DC 20549

                                FORM 8-K

                         CURRENT REPORT PURSUANT
                      TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

            Date of report (Date of earliest event reported)
                            March 14, 2011
                           ---------------

                             Monster Offers
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         (Exact Name of Registrant as Specified in Its Charter)

                                Nevada
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            (State or Other Jurisdiction of Incorporation)

              000-53266                          26-1548306
       ------------------------     ---------------------------------
       (Commission File Number)     (IRS Employer Identification No.)

                   P. O.  Box 1092, Bonsall, CA  92003
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          (Address of Principal Executive Offices)      (Zip Code)

                              (760) 208-4905
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)

                             Not Applicable
       --------------------------------------------------------------
       (Former name or former address, if changed, since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry Into a Material Definitive Agreement

On March 14, 2011, Monster Offers (the "Company") entered into Strategic Alliance and Licensing Agreement with SSL5, a Nevada corporation. SSL5 has developed technology services pertaining to a mobile financial services platform, which provides secure person-to-person mobile money transfer services. Monster Offers and SSL5 formed a strategic alliance with respect to the integration, use and commercialization of Monster Offers and SSL5 Existing Intellectual Property to create new and derivative intellectual property to introduce to various markets. Monster Offers obtained a license of the Existing SSL5 Intellectual Property for the exclusive use of the strategic alliance. As consideration for this license, Monster Offers will issue 3,000,000 of its unregistered restricted shares to SSL5.

Monster Offers and SSL5 plan to establish a new company (NewCo) as a 100% owned subsidiary of Monster Offers, in the State of Nevada, and to contribute the license of the Existing SSL5 Intellectual Property into the NewCo for its use and future development of new and derivative intellectual property. Any new and derivative intellectual property developed in conjunction with this Strategic Alliance and Licensing Agreement shall be owned exclusively by NewCo. As further consideration, Monster Offers agreed to provide SSL5 with a consulting agreement, stock options, and a seat on the Monster Offers board of directors to develop ongoing product strategy and development services. See Strategic Alliance and Licensing Agreement, attached as Exhibit 10.12.


Item 3.02  Unregistered Sales of Equity Securities

On March 14, 2011, Monster Offers agreed to issue 3,000,000 shares of its unregistered restricted common stock to SSL5 in exchange for licensing agreement described in the Strategic Alliance and Licensing Agreement (see
Exhibit 10.12). The shares will be issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act. We believed that Section 4(2) was available because the offer and sale did not involve a public offering and there was not any general solicitation or general advertising involved in the offer or sale.

SSL5, is a financially sophisticated entity. Before they received these unregistered securities they were known to our management, through pre-existing business relationships. We did not engage in any form of general solicitation or general advertising in connection with this transactions. SSL5 was provided access to all material information, which he requested and all information necessary to verify such information and was afforded access to our management in connection with this transaction. SSL5 acquired these securities for investment and not with a view toward distribution, acknowledging such intent to us. They understood the ramifications of their
actions.   The shares of common stock issued contained a legend restricting transferability absent registration or applicable exemption.



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Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.       Exhibits


Exhibit       Exhibit Description
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10.12    Strategic Alliance and Licensing Agreement
         between Monster Offers and SSL5, dated
         March 14, 2011.
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                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Monster Offers
                                   ---------------------------
                                           Registrant

                                By: /s/ Paul Gain
                                ------------------------------------
                                Name:   Paul Gain
                                Title:  Chairman and CEO


Dated:  March 15, 2011
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